UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period :	June 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 18

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

Message from the Trustees

July 11, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 2000 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

How would you describe the investment environment during the 12-month reporting period ended May 31, 2018?

During the first half of the reporting period, market volatility remained low and a rally in U.S. equities gained momentum, with equity indexes reaching new highs. Economic growth remained steady as markets overcame headwinds, including tensions between the United States and North Korea. International markets experienced strong performance as European election results favored moderates and the global economy maintained synchronized, steady growth.

The December passage of the Tax Cuts and Jobs Act, a sweeping tax reform package that ushered in significant corporate tax cuts, provided additional lift to U.S. equities for several weeks, just before the positive environment shifted. Weaker performance in late January was followed by a report of rising wage inflation in early February that pushed the market into correction territory. This was followed by a series of market swings that, combined with fears of a trade war, resulted in several turbulent months for equity investors.

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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The Federal Open Market Committee [FOMC] raised the benchmark interest rate three times during the period, meeting market expectations.

For the 12-month period, the S&P 500 Index, a broad measure of U.S. stock market results, returned 14.38%, and U.S. small-cap stocks, as measured by the Russell 2000 Index, gained 20.76%. Investors generally held to the view that the Trump administration’s potential pro-business policies and the enactment of tax reform in January supported the outlook for smaller companies. International markets were also broadly positive, buoyed by solid economic results and outlooks. The MSCI EAFE Index [ND], which tracks stocks in international developed markets, rose 7.97% during the period; its results lagged the S&P 500 Index due in part to appreciation of the U.S. dollar in the period. Emerging-market returns were more volatile, but ended the 12 months with a gain of 14.03%, as measured by the MSCI Emerging Markets Index [ND].

How did the fund perform during the 12-month reporting period ended May 31, 2018?

Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 13.56%, excluding sales charges, and underperformed the return of 15.06% for the Russell 3000 Index, the fund’s primary benchmark, and 13.72% for the fund’s secondary benchmark, the Putnam Equity Blended Index. At the same time, the fund outperformed its Lipper peer group, Multi-Cap Core Funds, which returned 12.86%. The fund’s return reflected increased risk appetite among investors.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value through asset allocation strategies and through active security selection within those allocations. Asset allocations were generally close to the benchmark during the period, although we held an overweight position in small-cap stocks, which benefited the portfolio. At the stock selection level, results were mixed. In the United States, we typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks. This strategy added significant value during the first half of the period, but struggled during the second half. We also saw strong security selection within emerging markets, where our stock holdings outperformed the benchmark. Selection within international developed equities detracted slightly for the period.

Did you make any major strategy shifts during the period?

We maintained generally consistent positioning. The strategy remained close to benchmark allocations across U.S. and international stock categories. We maintained a small overweight to U.S. small-cap stocks during the period, and we also had a small overweight position in emerging-market equities.

What is your outlook over the remainder of 2018?

After a lengthy run of advances that stretched equity valuations, the U.S. market began to experience disruption earlier this year. We believe this creates investment opportunities. Looking ahead, we remain focused on selecting stocks that offer attractive business fundamentals and earnings growth potential. We are closely monitoring gross domestic product growth trends across global markets and believe the likelihood of a recession remains low in the near term. We also believe that the Tax Cuts and Jobs Act may accelerate capital spending and could encourage consumer spending.

Dynamic Asset Allocation Equity Fund 5

We are also cognizant of risks for equity investors, including the unpredictability of geopolitical tensions and the reaction of the financial markets to them, as illustrated by recent trade tensions. For many businesses, potential new headwinds include rising labor and material costs, higher interest expenses, and continued challenges from technology disruption. For consumers, rising fuel costs may have offset some of the savings created by tax reform.

In the U.S. equity market, in our view, it is necessary to remain flexible as the regulatory and policy landscape continues to evolve. The Federal Reserve may continue to raise rates at a gradual pace, based on the trajectory of growth and inflation. The global growth outlook, which in our view has a solid foundation, will also be a factor.

We continue to position the fund to take advantage of opportunities that may arise after a period of increased volatility. With a complicated global economic environment, our ability to add value through strategy implementation becomes more essential, in our view. We will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	254.59%	14.48%	67.65%	10.89%	25.14%	7.76%	13.56%
After sales charge	234.20	13.76	58.01	9.58	17.94	5.65	7.03
Class P (8/31/16)
Net asset value	256.02	14.53	68.32	10.98	25.66	7.91	13.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Russell 3000 Index	307.11%	16.19%	83.04%	12.85%	35.72%	10.72%	15.06%
Putnam Equity
Blended Index*	262.77	14.76	69.27	11.10	30.60	9.31	13.72
Lipper Multi-Cap
Core Funds	259.37	14.51	67.71	10.81	26.72	8.15	12.86
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/18, there were 780, 655, 561, and 410 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $35,602.

Fund price and distribution information For the 12-month period ended 5/31/18

Distributions	Class A		Class P
Number	1		1
Income	$0.283		$0.314
Capital gains
Long-term gains	0.634		0.634
Short-term gains	0.275		0.275
Total	$1.192		$1.223
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/17	$12.75	$13.53	$12.77
5/31/18	13.28	14.09	13.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	252.18%	14.27%	70.11%	11.21%	26.89%	8.26%	12.00%
After sales charge	231.93	13.56	60.33	9.90	19.59	6.15	5.56
Class P (8/31/16)
Net asset value	253.61	14.32	70.80	11.30	27.42	8.41	12.23

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/17*†	0.87%	0.63%**
Total annual operating expenses for the fiscal year ended 5/31/17*†	1.20%	0.96%**
Annualized expense ratio for the six-month period ended 5/31/18‡	0.87%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

** Other expenses are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/17 to 5/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.38	$3.12
Ending value (after expenses)	$1,019.70	$1,020.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.38	$3.13
Ending value (after expenses)	$1,020.59	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a general performance measure of U.S. stocks of small and/or midsize companies.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Dynamic Asset Allocation Equity Fund 11

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Dynamic Asset Allocation Equity Fund 15

The fund’s portfolio 5/31/18

COMMON STOCKS (87.8%)*	Shares	Value
Aerospace and defense (3.1%)
Boeing Co. (The)	3,288	$1,157,902
Huntington Ingalls Industries, Inc.	623	137,727
L3 Technologies, Inc.	2,213	438,904
Northrop Grumman Corp.	1,564	511,819
Raytheon Co.	1,509	316,136
Spirit AeroSystems Holdings, Inc. Class A	1,794	151,970
		2,714,458
Agriculture (—%)
Toyo Suisan Kaisha, Ltd. (Japan)	400	14,249
		14,249
Airlines (0.8%)
ANA Holdings, Inc. (Japan)	1,600	64,248
Azul SA ADR (Brazil) †	1,778	38,014
Deutsche Lufthansa AG (Germany)	1,641	44,626
International Consolidated Airlines Group SA (Spain)	3,566	32,310
Japan Airlines Co., Ltd. (Japan)	1,700	65,755
Singapore Airlines, Ltd. (Singapore)	3,600	30,226
Southwest Airlines Co.	7,217	368,644
Wizz Air Holdings PLC (Poland) †	943	42,548
		686,371
Automotive (1.3%)
Brilliance China Automotive Holdings, Ltd. (China)	34,000	63,479
Fiat Chrysler Automobiles NV (Italy) †	7,802	176,796
Ford Motor Co.	3,571	41,245
Honda Motor Co., Ltd. (Japan)	1,500	47,669
Lear Corp.	945	187,110
Localiza Rent a Car SA (Brazil)	6,120	40,641
Peugeot SA (France)	6,938	162,446
Renault SA (France)	559	54,331
Suzuki Motor Corp. (Japan)	300	17,197
Toyota Motor Corp. (Japan)	1,700	107,602
Visteon Corp. †	768	95,969
Volvo AB (Sweden)	9,562	164,689
		1,159,174
Banking (6.7%)
ABN AMRO Group NV GDR (Netherlands)	5,320	138,359
BNP Paribas SA (France)	2,314	144,277
China Construction Bank Corp. (China)	196,000	197,417
Citigroup, Inc.	16,921	1,128,461
DNB ASA (Norway)	4,475	79,974
Grupo Financiero Galicia SA ADR (Argentina)	925	39,118
HDFC Bank, Ltd. (India)	1,880	59,498
HSBC Holdings PLC (United Kingdom)	4,036	38,671
Industrial & Commercial Bank of China, Ltd. (China)	211,000	173,584
Industrial Bank of Korea (South Korea)	3,911	56,454
Japan Post Bank Co., Ltd. (Japan)	800	9,972
JPMorgan Chase & Co.	15,781	1,688,728
Lloyds Banking Group PLC (United Kingdom)	46,636	39,195

16 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Banking cont.
Mitsubishi UFJ Financial Group, Inc. (Japan)	32,242	$192,647
Mizuho Financial Group, Inc. (Japan)	103,816	180,505
PNC Financial Services Group, Inc. (The)	2,185	313,351
Regions Financial Corp.	18,026	328,794
Resona Holdings, Inc. (Japan)	30,100	167,246
Sberbank of Russia PJSC ADR (Russia)	8,647	123,980
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,007	206,791
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	49,920
SunTrust Banks, Inc.	3,400	229,534
Synovus Financial Corp.	1,071	57,952
TCF Financial Corp.	2,410	63,407
United Overseas Bank, Ltd. (Singapore)	5,000	104,658
		5,812,493
Beverage (1.0%)
Asahi Group Holdings, Ltd. (Japan)	300	15,662
Coca-Cola Amatil, Ltd. (Australia)	8,491	56,889
Dr. Pepper Snapple Group, Inc.	873	104,149
Kirin Holdings Co., Ltd. (Japan)	2,900	82,075
PepsiCo, Inc.	6,562	657,841
		916,616
Biotechnology (1.2%)
Amgen, Inc.	1,586	284,877
Biogen, Inc. †	241	70,844
Celgene Corp. †	4,297	338,088
Gilead Sciences, Inc.	3,780	254,772
Vertex Pharmaceuticals, Inc. †	829	127,666
		1,076,247
Broadcasting (0.5%)
Discovery Communications, Inc. Class A † S	15,284	322,340
Liberty SiriusXM Group Class A †	1,960	90,650
RTL Group SA (Belgium)	656	49,475
		462,465
Building materials (0.2%)
Masco Corp.	3,889	144,943
Xinyi Glass Holdings, Ltd. (China)	26,000	35,652
		180,595
Cable television (0.2%)
AMC Networks, Inc. Class A †	1,549	88,556
Megacable Holdings SAB de CV (Units) (Mexico)	11,554	49,386
		137,942
Chemicals (1.9%)
Arkema SA (France)	790	96,822
Ashland Global Holdings, Inc.	406	31,554
BASF SE (Germany)	1,870	184,297
Celanese Corp. Ser. A	254	28,682
Covestro AG (Germany)	1,888	172,184
Evonik Industries AG (Germany)	2,851	99,791
Formosa Chemicals & Fibre Corp. (Taiwan)	19,000	72,630
Formosa Plastics Corp. (Taiwan)	13,000	46,491

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (87.8%)* cont.	Shares	Value
Chemicals cont.
Huntsman Corp.	7,250	$231,783
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	27,700	50,438
Mitsubishi Chemical Holdings Corp. (Japan)	8,700	80,198
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,600	40,670
PETRONAS Chemical Group Bhd (Malaysia)	24,600	49,678
Sherwin-Williams Co. (The)	881	334,119
W.R. Grace & Co.	1,357	97,148
		1,616,485
Commercial and consumer services (0.8%)
Adecco Group AG (Switzerland)	1,542	92,308
Booz Allen Hamilton Holding Corp.	2,052	92,525
China Conch Venture Holdings, Ltd. (China)	11,500	39,745
Dai Nippon Printing Co., Ltd. (Japan)	1,700	36,374
Industrivarden AB Class A (Sweden)	2,480	54,206
Modetour Network, Inc. (South Korea)	1,497	46,616
Randstad Holding NV (Netherlands)	710	42,470
ServiceMaster Global Holdings, Inc. †	1,143	65,311
Sporton International, Inc. (Taiwan)	10,000	50,319
Total System Services, Inc.	1,705	145,249
		665,123
Computers (3.5%)
Amadeus IT Holding SA Class A (Spain)	1,569	124,341
Apple, Inc.	8,350	1,560,365
Citrix Systems, Inc. †	2,737	289,082
Fortinet, Inc. †	4,027	246,372
Fujitsu, Ltd. (Japan)	1,000	6,102
HP, Inc.	21,720	478,492
Otsuka Corp. (Japan)	1,600	65,806
Synopsys, Inc. †	1,475	129,903
TDK Corp. (Japan)	1,000	89,613
Xerox Corp.	4,043	109,889
		3,099,965
Conglomerates (0.8%)
AMETEK, Inc.	1,807	131,965
Danaher Corp.	2,557	253,859
Marubeni Corp. (Japan)	16,500	128,174
Mitsui & Co., Ltd. (Japan)	8,300	145,718
		659,716
Construction (0.3%)
China State Construction International Holdings, Ltd. (China)	34,000	41,833
CIMIC Group, Ltd. (Australia)	1,296	40,252
CTCI Corp. (Taiwan)	22,000	36,045
Dilip Buildcon, Ltd. (India)	2,687	32,944
Mota-Engil SGPS SA (Portugal)	11,126	42,368
Taisei Corp. (Japan)	1,400	76,616
Waskita Beton Precast Tbk PT (Indonesia)	1,174,600	33,849
		303,907

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Consumer (0.6%)
Clorox Co. (The)	1,786	$215,802
Kimberly-Clark Corp.	3,382	341,075
		556,877
Consumer finance (0.7%)
Chailease Holding Co., Ltd. (Taiwan)	23,000	81,765
Discover Financial Services	3,311	244,550
Synchrony Financial	8,025	277,906
		604,221
Consumer goods (0.6%)
Beauty Community PCL (Foreign depositary shares) (Thailand)	78,900	43,162
Kao Corp. (Japan)	800	61,875
Pola Orbis Holdings, Inc. (Japan)	1,400	69,036
Procter & Gamble Co. (The)	4,257	311,485
		485,558
Consumer services (0.1%)
Ashtead Group PLC (United Kingdom)	2,145	66,191
Liberty Expedia Holdings, Inc. Class A †	596	25,872
		92,063
Containers (0.3%)
Berry Plastics Group, Inc. †	1,118	53,988
Crown Holdings, Inc. †	4,080	176,827
		230,815
Distribution (0.8%)
ITOCHU Corp. (Japan)	9,300	174,135
Sysco Corp.	5,738	373,142
US Foods Holding Corp. †	4,031	143,826
		691,103
Electric utilities (2.2%)
American Electric Power Co., Inc.	3,655	248,357
CenterPoint Energy, Inc.	4,201	109,772
Edison International	2,210	137,374
Enel SpA (Italy)	32,071	176,131
ENGIE SA (France)	3,203	50,956
Entergy Corp.	5,605	453,501
Exelon Corp.	5,712	236,420
FirstEnergy Corp.	7,121	245,105
KEC International, Ltd. (India)	8,442	44,997
OGE Energy Corp.	1,531	53,616
PPL Corp.	4,580	125,126
		1,881,355
Electrical equipment (0.1%)
KEI Industries, Ltd. (India) †	9,015	64,174
		64,174
Electronics (3.1%)
Agilent Technologies, Inc.	2,167	134,181
Hoya Corp. (Japan)	3,000	177,410
Keyence Corp. (Japan)	100	61,129
MediaTek, Inc. (Taiwan)	11,000	114,009
NXP Semiconductor NV †	5,683	647,862

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (87.8%)* cont.	Shares	Value
Electronics cont.
Rockwell Automation, Inc.	306	$53,675
Samsung Electronics Co., Ltd. (South Korea)	10,101	474,152
Samsung Electronics Co., Ltd. (Preference) (South Korea)	1,150	43,125
Sino-American Silicon Products, Inc. (Taiwan)	12,000	56,049
SK Hynix, Inc. (South Korea)	891	76,813
Texas Instruments, Inc.	7,633	854,209
Trimble Inc. †	1,593	52,665
		2,745,279
Energy (oil field) (—%)
Hilong Holding, Ltd. (China)	129,000	20,995
		20,995
Energy (other) (0.1%)
Canvest Environmental Protection Group Co., Ltd. (China)	113,000	62,176
China Everbright Greentech, Ltd. (China)	54,000	60,098
		122,274
Engineering and construction (0.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,384	140,153
Jacobs Engineering Group, Inc.	1,796	116,381
Vinci SA (France)	1,860	181,714
		438,248
Entertainment (0.5%)
Dolby Laboratories, Inc. Class A	618	38,810
Live Nation Entertainment, Inc. †	2,515	107,214
Royal Caribbean Cruises, Ltd.	2,546	267,279
		413,303
Environmental (0.1%)
Clean TeQ Holdings, Ltd. (Australia) †	59,958	46,320
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	7,000	46,643
		92,963
Financial (1.3%)
3i Group PLC (United Kingdom)	8,844	112,080
Ally Financial, Inc.	5,871	150,591
Assurant, Inc.	710	66,279
BGC Partners, Inc. Class A	2,492	28,558
Bolsas y Mercados Argentinos SA (Argentina)	2,707	35,788
CoreLogic, Inc. †	598	31,353
CTBC Financial Holding Co., Ltd. (Taiwan)	117,000	84,073
DGB Financial Group, Inc. (South Korea)	2,130	20,390
Edelweiss Financial Services, Ltd. (India)	23,524	113,271
Hana Financial Group, Inc. (South Korea)	1,859	71,541
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	2,900	93,196
Macquarie Group, Ltd. (Australia)	1,049	90,378
ORIX Corp. (Japan)	9,800	163,811
Shriram Transport Finance Co., Ltd. (India)	2,501	53,778
		1,115,087
Food (1.9%)
Associated British Foods PLC (United Kingdom)	2,669	93,984
ConAgra Foods, Inc.	4,776	176,999
Gruma SAB de CV Class B (Mexico)	5,427	57,095

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Food cont.
Hershey Co. (The)	2,024	$182,241
Ingredion, Inc.	947	105,486
Lamb Weston Holdings, Inc.	1,755	111,881
Metro Wholesale & Food Specialist AG (Germany)	5,241	70,579
Nestle SA (Switzerland)	1,244	93,761
Pinnacle Foods, Inc.	1,583	101,217
Tesco PLC (United Kingdom)	15,744	51,432
Tyson Foods, Inc. Class A	5,858	395,239
WH Group, Ltd. (Hong Kong)	150,500	154,205
WM Morrison Supermarkets PLC (United Kingdom)	11,273	36,815
		1,630,934
Forest products and packaging (0.5%)
Domtar Corp.	1,058	50,858
Mondi PLC (Austria)	1,745	48,210
Nine Dragons Paper Holdings, Ltd. (China)	37,000	58,409
Packaging Corp. of America	1,559	183,183
Suzano Papel e Celulose SA (Brazil)	4,735	54,800
		395,460
Health-care services (4.1%)
Alfresa Holdings Corp. (Japan)	500	12,584
Anthem, Inc.	2,333	516,573
Charles River Laboratories International, Inc. †	735	79,027
Cigna Corp.	2,112	357,709
Fleury SA (Brazil)	4,094	27,022
Fresenius Medical Care AG & Co., KGaA (Germany)	632	63,136
Humana, Inc.	1,601	465,859
McKesson Corp.	2,961	420,284
Medipal Holdings Corp. (Japan)	1,800	41,411
Premier, Inc. Class A †	964	31,446
UnitedHealth Group, Inc.	5,741	1,386,509
WellCare Health Plans, Inc. †	846	187,533
		3,589,093
Homebuilding (0.6%)
Berkeley Group Holdings PLC (The) (United Kingdom)	2,379	134,300
NVR, Inc. †	39	116,631
Taylor Wimpey PLC (United Kingdom)	62,024	156,809
Thor Industries, Inc.	825	76,395
		484,135
Household furniture and appliances (—%)
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (Turkey) †	546	3,025
		3,025
Insurance (3.6%)
Aegon NV (Netherlands)	2,398	14,893
Ageas (Belgium)	3,098	156,956
Allianz SE (Germany)	1,100	226,965
Allstate Corp. (The)	3,299	308,391
American Financial Group, Inc.	507	55,709
Assured Guaranty, Ltd.	1,588	56,358
AXA SA (France)	6,266	156,920

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (87.8%)* cont.	Shares	Value
Insurance cont.
Cathay Financial Holding Co., Ltd. (Taiwan)	49,000	$87,295
DB Insurance Co., Ltd. (South Korea)	923	50,052
Discovery, Ltd. (South Africa)	4,394	53,235
Hartford Financial Services Group, Inc. (The)	4,249	222,350
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	1,106	34,897
IRB Brasil Resseguros SA (Brazil)	4,843	62,708
Lincoln National Corp.	2,043	135,430
Loews Corp.	6,130	299,573
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	767	158,116
NN Group NV (Netherlands)	3,632	155,820
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	8,500	82,711
Principal Financial Group, Inc.	1,575	87,885
Prudential Financial, Inc.	3,341	323,542
Reinsurance Group of America, Inc.	501	74,869
Swiss Re AG (Switzerland)	1,135	98,243
Torchmark Corp.	636	53,952
Travelers Cos., Inc. (The)	870	111,812
Unum Group	2,149	83,403
		3,152,085
Investment banking/Brokerage (1.4%)
Ameriprise Financial, Inc.	1,943	269,358
Daiwa Securities Group, Inc. (Japan)	4,000	23,141
E*Trade Financial Corp. †	7,245	458,971
Goldman Sachs Group, Inc. (The)	1,162	262,473
Morgan Stanley	2,970	148,916
Raymond James Financial, Inc.	386	37,272
		1,200,131
Lodging/Tourism (0.7%)
Extended Stay America, Inc. (Units)	4,465	93,988
Galaxy Entertainment Group, Ltd. (Hong Kong)	14,000	122,932
Hilton Grand Vacations, Inc. †	660	26,242
Hilton Worldwide Holdings, Inc.	2,950	238,095
Hyatt Hotels Corp. Class A	538	43,971
TUI AG (Germany)	5,485	127,164
		652,392
Machinery (0.8%)
BWX Technologies, Inc.	1,418	94,637
Cummins, Inc.	2,189	311,692
Hitachi, Ltd. (Japan)	24,000	174,850
Honghua Group, Ltd. (China) †	146,000	14,861
Mitsubishi Electric Corp. (Japan)	3,200	45,244
United Tractors Tbk PT (Indonesia)	21,200	53,304
		694,588
Manufacturing (0.6%)
Crane Co.	325	27,011
Ingersoll-Rand PLC	2,966	259,644
Oshkosh Corp.	316	22,989
Parker Hannifin Corp.	1,471	251,394
		561,038

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Media (0.6%)
Naspers, Ltd. Class N (South Africa)	699	$166,340
Walt Disney Co. (The)	3,224	320,691
		487,031
Medical services (0.1%)
Service Corp. International	1,694	62,153
		62,153
Medical technology (—%)
Bruker Corp.	1,010	30,573
		30,573
Metals (1.1%)
Anglo American PLC (United Kingdom)	6,299	150,550
ArcelorMittal SA (France) †	5,070	163,240
BHP Billiton, Ltd. (Australia)	9,504	236,132
Boliden AB (Sweden)	897	31,638
Boliden AB (Sweden) †	897	583
Mitsubishi Materials Corp. (Japan)	400	11,072
Newmont Mining Corp.	3,473	135,204
POSCO (South Korea)	189	59,556
Rio Tinto PLC (United Kingdom)	2,715	153,083
Skipper, Ltd. (India) †	10,014	27,005
voestalpine AG (Austria)	736	39,271
		1,007,334
Natural gas utilities (0.8%)
Eni SpA (Italy)	9,860	180,136
Kinder Morgan, Inc.	18,510	308,747
NiSource, Inc.	986	24,946
UGI Corp.	2,574	129,910
Vectren Corp.	645	45,576
		689,315
Office equipment and supplies (0.1%)
Avery Dennison Corp.	1,275	133,913
		133,913
Oil and gas (5.3%)
Chevron Corp.	5,765	716,590
CNOOC, Ltd. (China)	45,000	76,255
Equinor ASA (Norway)	7,191	188,781
Exxon Mobil Corp.	12,024	976,830
Formosa Petrochemical Corp. (Taiwan)	7,000	28,278
Geopark, Ltd. (Colombia) †	3,757	58,684
Lukoil PJSC ADR (Russia)	1,545	102,853
Marathon Petroleum Corp.	5,473	432,531
Motor Oil (Hellas) Corinth Refineries SA (Greece)	1,474	29,897
Ophir Energy PLC (United Kingdom) †	36,903	27,620
Repsol SA (Spain)	9,268	176,301
Royal Dutch Shell PLC Class B (United Kingdom)	7,999	284,753
Sasol, Ltd. (South Africa)	1,831	66,339
TOTAL SA (France)	4,896	297,551
Valero Energy Corp.	6,787	822,584
Williams Cos., Inc. (The)	11,991	322,078
		4,607,925

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (87.8%)* cont.	Shares	Value
Pharmaceuticals (4.3%)
AbbVie, Inc.	3,483	$344,608
Allergan PLC	155	23,374
Astellas Pharma, Inc. (Japan)	12,500	190,776
Bristol-Myers Squibb Co.	4,052	213,216
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	36,000	32,913
Eli Lilly & Co.	5,277	448,756
GlaxoSmithKline PLC (United Kingdom)	6,553	132,763
Johnson & Johnson	6,763	808,990
Merck & Co., Inc.	8,214	488,979
Novartis AG (Switzerland)	4,260	316,065
Pfizer, Inc.	3,353	120,473
Recordati SpA (Italy)	3,460	128,299
Roche Holding AG (Switzerland)	1,379	295,771
Shionogi & Co., Ltd. (Japan)	2,400	125,581
UCB SA (Belgium)	1,527	120,241
		3,790,805
Photography/Imaging (0.1%)
Sunny Optical Technology Group Co., Ltd. (China)	3,700	74,511
		74,511
Publishing (0.5%)
Lagardere SCA (France)	618	16,719
News Corp. Class A	3,550	53,357
S&P Global, Inc.	1,810	357,475
Toppan Printing Co., Ltd. (Japan)	6,000	48,801
		476,352
Railroads (1.1%)
Central Japan Railway Co. (Japan)	900	185,814
Union Pacific Corp.	5,697	813,304
		999,118
Real estate (3.0%)
AGNC Investment Corp. R	8,228	154,851
Apartment Investment & Management Co. Class A R	1,426	58,224
Apple Hospitality REIT, Inc. R	2,242	42,665
Barratt Developments PLC (United Kingdom)	4,827	35,017
Brandywine Realty Trust R	2,124	34,536
Brixmor Property Group, Inc. R	3,819	60,646
Camden Property Trust R	1,081	95,128
CBRE Group, Inc. Class A †	2,582	119,263
Cheung Kong Property Holdings, Ltd. (Hong Kong)	18,000	150,098
Chimera Investment Corp. R	2,101	38,679
China Overseas Land & Investment, Ltd. (China)	20,000	66,786
Colony NorthStar, Inc. Class A R S	5,546	32,666
Duke Realty Corp. R	3,332	93,696
Emaar Development PJSC (United Arab Emirates) †	42,094	60,664
Equity Commonwealth † R	883	27,470
Equity Lifestyle Properties, Inc. R	539	48,995
Equity Residential Trust R	3,019	193,186
Fonciere Des Regions (France) R	476	49,798
Forest City Realty Trust, Inc. Class A R	2,797	56,975

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Real estate cont.
Gaming and Leisure Properties, Inc. R	1,020	$35,802
HCP, Inc. R	4,963	118,963
Highwoods Properties, Inc. R	1,243	59,453
Hudson Pacific Properties, Inc. R	1,221	43,223
Kerry Properties, Ltd. (Hong Kong)	5,500	29,389
KWG Property Holding, Ltd. (China)	27,500	37,828
Liberty Property Trust R	1,322	58,446
MFA Financial, Inc. R	3,445	26,802
Nomura Real Estate Holdings, Inc. (Japan)	1,400	32,747
Outfront Media, Inc. R	1,563	31,010
Park Hotels & Resorts, Inc. R	2,792	89,958
Persimmon PLC (United Kingdom)	4,468	168,238
Realogy Holdings Corp. S	2,849	67,778
Senior Housing Properties Trust R	1,397	24,671
Spirit Realty Capital, Inc. R	9,395	82,300
Starwood Property Trust, Inc. R	2,740	59,485
Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	64,453
Vornado Realty Trust R	1,631	113,697
WP Carey, Inc. R	378	25,405
		2,588,991
Restaurants (0.9%)
Jubilant Foodworks, Ltd. (India)	959	35,549
McDonald’s Corp.	3,206	512,992
Xiabuxiabu Catering Management China Holdings Co., Ltd. (China)	19,500	41,072
Yum! Brands, Inc.	2,223	180,797
		770,410
Retail (5.1%)
Amazon.com, Inc. †	539	878,365
Foschini Group, Ltd. (The) (South Africa)	2,394	34,623
Harvey Norman Holdings, Ltd. (Australia)	15,880	43,093
Home Depot, Inc. (The)	4,966	926,407
J Sainsbury PLC (United Kingdom)	38,606	163,393
KAR Auction Services, Inc.	1,769	93,350
Kingfisher PLC (United Kingdom)	30,781	124,707
Koninklijke Ahold Delhaize NV (Netherlands)	3,611	83,060
Lowe’s Cos., Inc.	7,406	703,644
Marks & Spencer Group PLC (United Kingdom)	26,466	99,783
Next PLC (United Kingdom)	227	17,505
Poya International Co., Ltd. (Taiwan)	4,030	42,732
Ross Stores, Inc.	4,158	327,983
SHINSEGAE, Inc. (South Korea)	93	37,743
TJX Cos., Inc. (The)	2,826	255,244
Toro Co. (The)	778	45,124
Wal-Mart de Mexico SAB de CV (Mexico)	29,768	74,970
Walgreens Boots Alliance, Inc.	5,589	348,698
Woolworths Group, Ltd. (Australia)	6,101	131,021
		4,431,445

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (87.8%)* cont.	Shares	Value
Semiconductor (1.1%)
Applied Materials, Inc.	3,616	$183,620
Globalwafers Co., Ltd. (Taiwan)	3,000	58,936
Inari Amertron Bhd (Malaysia)	23,700	13,636
KLA-Tencor Corp.	2,303	260,769
Maxim Integrated Products, Inc.	3,705	217,298
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	32,000	238,775
		973,034
Shipping (—%)
Yangzijiang Shipbuilding Holdings, Ltd. (China)	16,700	11,956
		11,956
Software (5.7%)
Adobe Systems, Inc. †	914	227,842
Amdocs, Ltd.	2,659	179,376
Cadence Design Systems, Inc. †	2,678	113,681
Electronic Arts, Inc. †	3,899	510,418
F5 Networks, Inc. †	1,209	209,290
Intuit, Inc.	2,369	477,590
Microsoft Corp.	25,701	2,540,287
Nexon Co., Ltd. (Japan) †	1,600	26,403
Tencent Holdings, Ltd. (China)	7,100	357,894
VMware, Inc. Class A † S	2,502	343,975
		4,986,756
Staffing (0.1%)
ManpowerGroup, Inc.	994	89,460
		89,460
Technology services (5.0%)
Alibaba Group Holding, Ltd. ADR (China) †	1,600	316,816
Alphabet, Inc. Class A †	2,049	2,253,900
Cognizant Technology Solutions Corp. Class A	1,444	108,805
Dun & Bradstreet Corp. (The)	935	114,827
DXC Technology Co.	3,185	293,370
Facebook, Inc. Class A †	2,704	518,573
IBM Corp.	3,235	457,138
Infosys, Ltd. (India)	2,177	39,686
Larsen & Toubro Infotech, Ltd. (India)	2,003	51,496
NCSOFT Corp. (South Korea)	93	30,418
Yandex NV Class A (Russia) †	2,270	76,090
Zebra Technologies Corp. Class A †	513	78,751
		4,339,870
Telecommunications (0.7%)
Advanced Info Service PCL (Thailand)	8,500	50,617
BT Group PLC (United Kingdom)	53,967	147,011
Juniper Networks, Inc.	9,008	239,973
NTT DoCoMo, Inc. (Japan)	3,600	93,060
Telstra Corp., Ltd. (Australia)	50,798	107,357
		638,018
Telephone (1.9%)
KDDI Corp. (Japan)	7,200	194,368
Nippon Telegraph & Telephone Corp. (Japan)	3,700	173,262

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (87.8%)* cont.	Shares	Value
Telephone cont.
Swisscom AG (Switzerland)	282	$125,600
Verizon Communications, Inc.	24,492	1,167,534
		1,660,764
Textiles (1.4%)
Carter’s, Inc.	424	46,220
Hermes International (France)	35	24,980
Michael Kors Holdings, Ltd. †	3,234	185,599
PVH Corp.	1,977	316,320
Ralph Lauren Corp.	4,642	624,720
		1,197,839
Tobacco (0.2%)
British American Tobacco PLC (United Kingdom)	1,030	52,986
Swedish Match AB (Sweden)	2,118	100,445
		153,431
Toys (0.2%)
Hasbro, Inc.	1,993	172,893
		172,893
Transportation services (0.2%)
Deutsche Post AG (Germany)	2,922	110,941
Royal Mail PLC (United Kingdom)	16,169	109,412
		220,353
Trucks and parts (0.5%)
Allison Transmission Holdings, Inc.	6,563	271,118
Faurecia SA (France)	1,695	144,840
JTEKT Corp (Japan)	2,100	30,453
		446,411
Waste Management (0.2%)
Waste Management, Inc.	2,571	212,647
		212,647
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	70,000	68,691
		68,691
Total common stocks (cost $63,451,942)		$76,745,001

INVESTMENT COMPANIES (2.0%)*	Shares	Value
iShares MSCI Emerging Markets ETF	1,314	$60,037
SPDR S&P 500 ETF Trust	5,375	1,456,303
SPDR S&P MidCap 400 ETF Trust	566	200,670
Total investment companies (cost $1,634,556)		$1,717,010

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
China Fortune Land Development Co., Ltd.
144A (China)	3/25/19	$0.00	7,000	$29,636
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	0.00	6,700	40,979
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	4,000	49,355
Zhongji Innolight Co., Ltd. 144A (China)	6/3/19	0.00	2,900	32,529
Total warrants (cost $160,147)				$152,499

Dynamic Asset Allocation Equity Fund 27

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
HSBC Bank USA, National
Association
EUR/SEK (Put)	Aug-18/SEK 10.00	$676,471	$578,650	$1,837
Total purchased options outstanding (cost $1,258)				$1,837

	Principal amount/
SHORT-TERM INVESTMENTS (10.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.06% [d]	Shares	701,420	$701,420
Putnam Short Term Investment Fund 1.94% L	Shares	8,319,319	8,319,319
U.S. Treasury Bills 1.633%, 6/14/18 #		$14,000	13,992
U.S. Treasury Bills 1.809%, 7/19/18 #		256,000	255,392
U.S. Treasury Bills 1.915%, 8/16/18 #		10,000	9,961
U.S. Treasury Bills 1.928%, 8/23/18 #		13,000	12,944
Total short-term investments (cost $9,313,028)			$9,313,028

TOTAL INVESTMENTS
Total investments (cost $74,560,931)	$87,929,375

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $87,362,217.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $292,280 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $101,660 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

28 Dynamic Asset Allocation Equity Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.4%	Australia	0.9%
Japan	4.6	Italy	0.8
United Kingdom	2.7	Hong Kong	0.7
China	2.4	India	0.6
France	1.8	Spain	0.5
Germany	1.4	Netherlands	0.5
Taiwan	1.2	Other	3.2
Switzerland	1.2	Total	100.0%
South Korea	1.1

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $13,867,416)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/18/18	$347,221	$351,803	$(4,582)
	British Pound	Buy	6/20/18	296,143	311,095	(14,952)
	Canadian Dollar	Sell	7/18/18	21,930	22,105	175
	Euro	Buy	6/20/18	145,136	152,704	(7,568)
	Japanese Yen	Sell	8/16/18	79,325	79,242	(83)
	New Taiwan Dollar	Sell	8/16/18	87,893	88,007	114
	Norwegian Krone	Buy	6/20/18	207,687	213,745	(6,058)
	Russian Ruble	Buy	6/20/18	79,384	87,586	(8,202)
	Russian Ruble	Sell	6/20/18	79,384	86,138	6,754
	Swedish Krona	Sell	6/20/18	161,610	173,674	12,064
Barclays Bank PLC
	Australian Dollar	Buy	7/18/18	190,478	193,305	(2,827)
	British Pound	Sell	6/20/18	21,419	20,348	(1,071)
	Canadian Dollar	Buy	7/18/18	11,814	12,799	(985)
	Euro	Buy	6/20/18	86,496	91,335	(4,839)
	Hong Kong Dollar	Sell	8/16/18	12,259	12,255	(4)
	Japanese Yen	Buy	8/16/18	85,920	85,718	202
	Norwegian Krone	Buy	6/20/18	131,272	132,679	(1,407)
	Swedish Krona	Sell	6/20/18	96,387	106,472	10,085
	Swiss Franc	Buy	6/20/18	137,060	144,837	(7,777)
Citibank, N.A.
	Australian Dollar	Buy	7/18/18	172,929	176,889	(3,960)
	Brazilian Real	Buy	7/3/18	76,453	87,154	(10,701)
	Brazilian Real	Sell	7/3/18	76,453	87,077	10,624
	British Pound	Buy	6/20/18	87,539	92,595	(5,056)
	Canadian Dollar	Buy	7/18/18	29,420	29,391	29
	Danish Krone	Buy	6/20/18	221,504	235,177	(13,673)

Dynamic Asset Allocation Equity Fund 29

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $13,867,416) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Euro	Buy	6/20/18	$9,247	$12,599	$(3,352)
	Japanese Yen	Buy	8/16/18	38,997	38,998	(1)
	New Zealand Dollar	Buy	7/18/18	43,249	36,072	7,177
	Norwegian Krone	Buy	6/20/18	43,582	43,988	(406)
	Swedish Krona	Sell	6/20/18	241,728	256,411	14,683
Credit Suisse International
	Australian Dollar	Buy	7/18/18	489,664	495,449	(5,785)
	British Pound	Sell	6/20/18	83,814	83,893	79
	Canadian Dollar	Buy	7/18/18	3,011	1,791	1,220
	Euro	Buy	6/20/18	80,878	84,987	(4,109)
	Euro	Sell	6/20/18	80,878	81,418	540
	Japanese Yen	Buy	8/16/18	215,107	213,561	1,546
	New Zealand Dollar	Sell	7/18/18	89,087	88,052	(1,035)
	Norwegian Krone	Buy	6/20/18	3,216	3,371	(155)
	Swedish Krona	Sell	6/20/18	96,649	103,559	6,910
Goldman Sachs International
	Australian Dollar	Sell	7/18/18	18,609	10,415	(8,194)
	Brazilian Real	Buy	7/3/18	76,453	87,120	(10,667)
	Brazilian Real	Sell	7/3/18	76,453	86,129	9,676
	British Pound	Sell	6/20/18	45,898	45,793	(105)
	Canadian Dollar	Buy	7/18/18	31,891	31,537	354
	Chinese Yuan (Offshore)	Buy	8/16/18	86,240	87,423	(1,183)
	Euro	Buy	6/20/18	67,769	91,244	(23,475)
	Japanese Yen	Buy	8/16/18	128,226	127,301	925
	New Taiwan Dollar	Sell	8/16/18	88,715	88,049	(666)
	New Zealand Dollar	Sell	7/18/18	166,836	164,689	(2,147)
	Norwegian Krone	Buy	6/20/18	762,939	782,814	(19,875)
	South African Rand	Sell	7/18/18	1,187	753	(434)
	Swedish Krona	Sell	6/20/18	211,597	220,120	8,523
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/18/18	164,759	167,335	(2,576)
	British Pound	Buy	6/20/18	84,213	84,094	119
	British Pound	Sell	6/20/18	84,213	87,314	3,101
	Chinese Yuan (Offshore)	Buy	8/16/18	86,256	87,381	(1,125)
	Euro	Buy	6/20/18	26,569	36,913	(10,344)
	Japanese Yen	Buy	8/16/18	5,775	6,032	(257)
	New Zealand Dollar	Sell	7/18/18	176,142	174,251	(1,891)
	Swedish Krona	Sell	6/20/18	162,280	174,492	12,212
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/18/18	377,857	384,586	(6,729)
	British Pound	Sell	6/20/18	8,647	17,382	8,735
	Canadian Dollar	Sell	7/18/18	102,081	103,507	1,426
	Euro	Sell	6/20/18	44,009	47,829	3,820
	Japanese Yen	Sell	8/16/18	1,044,855	1,035,268	(9,587)

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $13,867,416) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	New Zealand Dollar	Sell	7/18/18	$164,317	$169,846	$5,529
	Norwegian Krone	Buy	6/20/18	250,890	258,693	(7,803)
	Russian Ruble	Buy	6/20/18	79,384	87,665	(8,281)
	Russian Ruble	Sell	6/20/18	79,384	85,903	6,519
	Russian Ruble	Buy	9/19/18	86,248	87,096	(848)
	Russian Ruble	Sell	9/19/18	86,248	86,652	404
	Singapore Dollar	Buy	8/16/18	201,600	202,321	(721)
	Swedish Krona	Sell	6/20/18	140,243	147,282	7,039
	Swiss Franc	Buy	6/20/18	28,144	29,739	(1,595)
	NatWest Markets PLC
	Euro	Sell	6/20/18	44,244	48,256	4,012
	Swedish Krona	Sell	6/20/18	195,816	207,647	11,831
	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/18/18	216,350	221,805	(5,455)
	British Pound	Sell	6/20/18	131,708	137,892	6,184
	Canadian Dollar	Buy	7/18/18	48,029	47,437	592
	Euro	Buy	6/20/18	43,775	44,011	(236)
	Japanese Yen	Buy	8/16/18	101,503	101,266	237
	New Zealand Dollar	Sell	7/18/18	267,400	264,569	(2,831)
	Norwegian Krone	Buy	6/20/18	246,965	257,125	(10,160)
	Swedish Krona	Sell	6/20/18	410,945	431,095	20,150
UBS AG
	Australian Dollar	Buy	7/18/18	384,738	391,184	(6,446)
	Canadian Dollar	Sell	7/18/18	84,090	85,401	1,311
	Euro	Buy	6/20/18	30,783	40,606	(9,823)
	Japanese Yen	Buy	8/16/18	181,377	180,332	1,045
	New Zealand Dollar	Sell	7/18/18	253,054	261,545	8,491
	Norwegian Krone	Buy	6/20/18	167,957	174,157	(6,200)
	Swedish Krona	Sell	6/20/18	111,520	113,426	1,906
	WestPac Banking Corp.
	Australian Dollar	Buy	7/18/18	168,163	170,659	(2,496)
	British Pound	Buy	6/20/18	81,819	85,870	(4,051)
	British Pound	Sell	6/20/18	81,819	82,823	1,004
	Euro	Buy	6/20/18	163,981	172,366	(8,385)
	Euro	Sell	6/20/18	163,981	170,355	6,374
	Japanese Yen	Buy	8/16/18	175,622	174,342	1,280
	Unrealized appreciation					205,001
	Unrealized depreciation					(283,174)
Total						$(78,173)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 31

FUTURES CONTRACTS OUTSTANDING at 5/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	74	$6,044,355	$6,046,540	Jun-18	$123,582
S&P 500 Index E-Mini (Long)	8	1,082,108	1,082,200	Jun-18	(33,364)
S&P 500 Index E-Mini (Short)	6	811,581	811,650	Jun-18	25,010
Tokyo Price Index (Long)	5	803,167	801,811	Jun-18	16,066
Unrealized appreciation					164,658
Unrealized depreciation					(33,364)
Total					$131,294

32 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,198,352	$2,139,083	$—
Capital goods	4,646,699	942,556	—
Communication services	1,596,066	840,658	—
Conglomerates	385,824	273,892	—
Consumer cyclicals	8,173,847	2,442,630	—
Consumer staples	3,921,582	1,634,165	—
Energy	3,329,297	1,421,897	—
Financials	9,631,315	4,841,693	—
Health care	7,089,331	1,459,540	—
Technology	14,052,747	2,166,668	—
Transportation	1,219,962	697,836	—
Utilities and power	2,118,450	520,911	—
Total common stocks	57,363,472	19,381,529	—

Investment companies	1,717,010	—	—
Purchased options outstanding	—	1,837	—
Warrants	—	152,499	—
Short-term investments	8,319,319	993,709	—
Totals by level	$67,399,801	$20,529,574	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(78,173)	$—
Futures contracts	131,294	—	—
Totals by level	$131,294	$(78,173)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 33

Statement of assets and liabilities 5/31/18

ASSETS
Investment in securities, at value, including $679,725 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $65,540,192)	$78,908,636
Affiliated issuers (identified cost $9,020,739) (Notes 1 and 5)	9,020,739
Foreign currency (cost $12,084) (Note 1)	12,078
Dividends, interest and other receivables	246,094
Foreign tax reclaim	32,218
Receivable for shares of the fund sold	123,741
Receivable for investments sold	94,984
Receivable for variation margin on futures contracts (Note 1)	14,518
Unrealized appreciation on forward currency contracts (Note 1)	205,001
Prepaid assets	13,434
Total assets	88,671,443

LIABILITIES
Payable to custodian	9
Payable for investments purchased	34,822
Payable for shares of the fund repurchased	97,399
Payable for compensation of Manager (Note 2)	373
Payable for custodian fees (Note 2)	30,889
Payable for investor servicing fees (Note 2)	1,443
Payable for Trustee compensation and expenses (Note 2)	6,600
Payable for administrative services (Note 2)	316
Payable for auditing and tax fees	74,061
Payable for variation margin on futures contracts (Note 1)	69,802
Unrealized depreciation on forward currency contracts (Note 1)	283,174
Collateral on securities loaned, at value (Note 1)	701,420
Other accrued expenses	8,918
Total liabilities	1,309,226

Net assets	$87,362,217

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$70,838,510
Undistributed net investment income (Note 1)	410,038
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,693,499
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,420,170
Total — Representing net assets applicable to capital shares outstanding	$87,362,217

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($20,771 divided by 1,565 shares)	$13.28†
Offering price per class A share (100/94.25 of $13.28)*	$14.09
Net asset value, offering price and redemption price per class P share
($87,341,446 divided by 6,567,544 shares)	$13.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/18

INVESTMENT INCOME
Dividends (net of foreign tax of $61,220)	$1,902,729
Interest (including interest income of $120,247 from investments in affiliated issuers) (Note 5)	$124,776
Securities lending (net of expenses) (Notes 1 and 5)	4,256
Total investment income	2,031,761

EXPENSES
Compensation of Manager (Note 2)	503,577
Investor servicing fees (Note 2)	8,540
Custodian fees (Note 2)	83,955
Trustee compensation and expenses (Note 2)	4,525
Administrative services (Note 2)	2,590
Auditing and tax fees	94,799
Other	49,854
Fees waived and reimbursed by Manager (Note 2)	(217,223)
Total expenses	530,617
Expense reduction (Note 2)	(3,000)
Net expenses	527,617

Net investment income	1,504,144

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $29,127) (Notes 1 and 3)	4,165,687
Foreign currency transactions (Note 1)	(4,301)
Forward currency contracts (Note (1)	(5,751)
Futures contracts (Note 1)	1,004,692
Swap contracts (Note 1)	368
Written options (Note 1)	33,699
Total net realized gain	5,194,394
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	4,095,976
Assets and liabilities in foreign currencies	(830)
Forward currency contracts	(120,065)
Futures contracts	107,094
Total change in net unrealized appreciation	4,082,175

Net gain on investments	9,276,569

Net increase in net assets resulting from operations	$10,780,713

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/18	Year ended 5/31/17
Operations
Net investment income	$1,504,144	$1,046,708
Net realized gain on investments
and foreign currency transactions	5,194,394	4,622,801
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	4,082,175	5,651,442
Net increase in net assets resulting from operations	10,780,713	11,320,951
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(406)	(210)
Class P	(1,866,485)	(923,584)
From net realized long-term gain on investments
Class A	(1,304)	—
Class P	(5,403,296)	—
Increase from capital share transactions (Note 4)	1,761,030	12,421,898
Total increase in net assets	5,270,252	22,819,055

NET ASSETS
Beginning of year	82,091,965	59,272,910
End of year (including undistributed net investment
income of $410,038 and $782,620, respectively)	$87,362,217	$82,091,965

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2018	$12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	$13.28	13.56	$21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
Class P
May 31, 2018	$12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	$13.30	13.79	$87,341.63		1.77	50
May 31, 2017#	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39 *	82,074	.45*	1.20 *	106

* Not annualized.

# For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	Percentage of average net assets
	Class A	Class P
May 31, 2018	0.26%	0.26%
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—
May 31, 2015	0.50	—
May 31, 2014	0.57	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2):

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 5/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through May 31, 2018.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

40 Dynamic Asset Allocation Equity Fund

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Dynamic Asset Allocation Equity Fund 41

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,736 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the

Dynamic Asset Allocation Equity Fund 43

securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $701,420 and the value of securities loaned amounted to $679,725.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,835 to decrease undistributed net investment income, and $9,835 to increase accumulated net realized gain.

44 Dynamic Asset Allocation Equity Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,028,016
Unrealized depreciation	(2,966,659)
Net unrealized appreciation	13,061,357
Undistributed ordinary income	346,818
Undistributed short-term gain	1,048,023
Undistributed long-term gain	2,068,912
Cost for federal income tax purposes	$74,921,139

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.593% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $217,223 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Dynamic Asset Allocation Equity Fund 45

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$50
Class P	8,490
Total	$8,540

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $133 under the expense offset arrangements and by $2,867 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $64, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$38,600,488	$42,449,548
U.S. government securities (Long-term)	—	—
Total	$38,600,488	$42,449,548

46 Dynamic Asset Allocation Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	130	1,710	18	210
	130	1,710	18	210
Shares repurchased	—	—	—	—
Net increase	130	$1,710	18	$210

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	2,056,598	$27,599,909	9,219,940	$106,567,658
Shares issued in connection with
reinvestment of distributions	550,262	7,268,968	78,536	923,584
	2,606,860	34,868,877	9,298,476	107,491,242
Shares repurchased	(2,466,687)	(33,109,557)	(2,871,105)	(33,718,611)
Net increase	140,173	$1,759,320	6,427,371	$73,772,631

	YEAR ENDED 5/31/17*
Class Y	Shares	Amount
Shares sold	1,087,903	$12,171,818
Shares issued in connection with
reinvestment of distributions	—	—
	1,087,903	12,171,818
Shares repurchased	(6,449,269)	(73,522,761)
Net decrease	(5,361,366)	$(61,350,943)

* Effective September 30, 2016 the fund has liquidated its class Y shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,031	65.88%	$13,692

Dynamic Asset Allocation Equity Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,686,200	$17,215,504	$18,200,284	$15,002	$701,420
Putnam Short Term
Investment Fund**	7,647,192	22,292,694	21,620,567	120,247	8,319,319
Total Short-term
investments	$9,333,392	$39,508,198	$39,820,851	$135,249	$9,020,739

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$6,000
Purchased currency options (contract amount)	$1,700,000
Written equity option contracts (contract amount)	$7,000
Written currency options (contract amount)	$1,300,000
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$27,900,000
OTC total return swap contracts (notional)	$—*
Warrants (number of warrants)	27,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

48 Dynamic Asset Allocation Equity Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$206,838	Payables	$283,174
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	317,157*	Unrealized depreciation	33,364*
Total		$523,995		$316,538

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$1,243	$—	$(5,751)	$—	$(4,508)
Equity contracts	40,766	(10,849)	1,004,692	—	368	1,034,977
Total	$40,766	$(9,606)	$1,004,692	$(5,751)	$368	$1,030,469

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$579	$—	$(120,065)	$(119,486)
Equity contracts	(15,927)	—	107,094	—	91,167
Total	$(15,927)	$579	$107,094	$(120,065)	$(28,319)

Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$14,518	$—	$—	$—	$—	$14,518
Forward currency contracts#	19,107	10,287	32,513	10,295	19,478	15,432	33,472	—	15,843	27,163	12,753	8,658	205,001
Purchased options**#	—	—	—	—	—	1,837	—	—	—	—	—	—	1,837
Total Assets	$19,107	$10,287	$32,513	$10,295	$19,478	$17,269	$33,472	$14,518	$15,843	$27,163	$12,753	$8,658	$221,356
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	69,802	—	—	—	—	69,802
Forward currency contracts#	41,445	18,910	37,149	11,084	66,746	16,193	35,564	—	—	18,682	22,469	14,932	283,174
Total Liabilities	$41,445	$18,910	$37,149	$11,084	$66,746	$16,193	$35,564	$69,802	$—	$18,682	$22,469	$14,932	$352,976
Total Financial and Derivative Net Assets	$(22,338)	$(8,623)	$(4,636)	$(789)	$(47,268)	$1,076	$(2,092)	$(55,284)	$15,843	$8,481	$(9,716)	$(6,274)	$(131,620)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(22,338)	$(8,623)	$(4,636)	$(789)	$(47,268)	$1,076	$(2,092)	$(55,284)	$15,843	$8,481	$(9,716)	$(6,274)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $292,280.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,491,744 as a capital gain dividend with respect to the taxable year ended May 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 30.35% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 48.83%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

52 Dynamic Asset Allocation Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Asset Allocation Equity Fund 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2018, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Equity Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2018	$76,478	$ —	$5,288	$ —
May 31, 2017	$80,256	$ —	$5,150	$ —

For the fiscal years ended May 31, 2018 and May 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,288 and $5,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2018	$ —	$ —	$ —	$ —

May 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective, except as discussed in the following statement, to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms. Management of the Fund did not have appropriate financial reporting controls to identify the mispricing of a commodity linked note due to an incorrect security set up by the Fund's pricing vendor. The mispricing of the commodity linked note was discovered prior to the issuance of the report for the period ended May 31, 2018. Management has enhanced its procedures related to the valuation of commodity linked notes.

(b) Changes in internal control over financial reporting: Subsequent to the reporting period, Management of the Fund has designed additional financial reporting controls to enhance the detection of mispriced securities.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018